UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 ______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2012

CROSS BORDER RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52738	98-0555508
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

22610 US Highway 281 N., Suite 218, San Antonio, Texas	78258
(Address of Principal Executive Offices)	(Zip Code)

(210) 226-6700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Other Events.

On August 17, 2012, Cross Border Resources, Inc. issued a press release announcing the sale of its Wolfberry Assets located in the Texas counties of Dawson, Howard, Martin and Borden and providing an update on its current state of operations. A copy of the press release announcing the sale is attached to this Current Report as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated August 17, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2012

CROSS BORDER RESOURCES, INC.

By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chairman of the Board